Exhibit 2.1

                            ASSET PURCHASE AGREEMENT


THIS AGREEMENT made this twenty-third day of January 2002 by and between Four J's Enterprises (the "Seller"), and Western Media Group Corporation, a Minnesota Corporation ("WMGC" or the "Purchaser").

WITNESETH:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. Seller shall sell and Purchaser shall purchase, free and clear of all liens, encumbrances, liabilities and other defects to clear title of the assets of the Seller, that are listed, described and enumerated on Schedule A, hereto (the "Assets"), which is attached hereto and by this reference made a part hereof.

2. Purchaser shall pay the Seller as the purchase price for the foregoing, a consideration payable in 2,000,000 shares (the "Shares") of WMGC common stock, par value $0.001 per share (the "Common Stock").

3. Seller shall sell, assign, transfer, and convey to Purchaser the Assets, free and clear of all liens, encumbrances, liabilities and other defects to clear title.

4. All equipment included in the sale shall be in good working condition at the time of sale. Purchaser shall accept the Assets "as is" without warranty as to their condition and operation.

5. Seller is hereby delivering to Purchaser possession of the Assets, and good and sufficient instruments of transfer, as applicable, conveying and transferring the Assets to Purchaser. Purchaser shall deliver the shares to Seller within twenty (20) business days from the date of this Agreement. Seller hereby covenants and warranties that Seller has good and marketable title in and to the Assets.

6.  Seller covenants, warrants and represents:

(a) Seller is not presently involved in any activity or outstanding dispute with any taxing authority as to the amount of any taxes due, nor has Seller received any notice of any deficiency, credit or other indication of deficiency from any taxing authority.

(b) Seller is the owner of and has good and marketable title to all of the Assets, free and clear of all liens, encumbrances, liabilities or other defects to clear title.

(c) The Seller shall indemnify and hold harmless WMGC, its representatives, successors, subsidiaries, shareholders, partners, predecessors, heirs, executors, assigns, officers, directors, employees, agents, consultants or affiliates from any and all claims of its creditors and such Assets shall transfer to Purchaser, free and clear of all liens, encumbrances, liabilities, or other defects to clear title. All representations and warranties made by Seller shall survive the execution of this Agreement and delivery of the Assets.

(d) DISCLOSURE OF INFORMATION. Seller believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Common Stock to be acquired by the Seller under this Agreement. Seller has had an opportunity to ask questions and receive answers from the Purchaser regarding the terms and conditions of the offering of the Common Stock and to obtain additional information (to the extent the Purchaser possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Seller or to which the Seller had access. Seller has not relied on any oral representation made by WMGC, its representatives, subsidiaries, shareholders, partners, predecessors, heirs, executors, assigns, officers, directors, employees, agents, consultants or affiliates.

(e) INVESTMENT EXPERIENCE. The Seller understands that the acquisition of the Shares involves substantial risk. The Seller has experience as an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of ownership of the Shares.

(f) INVESTMENT KNOWLEDGE. The Seller, either alone, or with a purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the Common Stock.

(g) RESTRICTED SECURITIES. The Seller understands that the Shares are characterized as "restricted securities" under the Securities Act of 1933 (the "Act") inasmuch as they are being acquired from WMGC in a transaction not involving a public offering and that under the Act, and applicable regulations thereunder, such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, The Seller represents that it is familiar with Rule 144 and Regulation D of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

The Seller acknowledges that if any transfer of the Common Stock is proposed to be made in reliance upon an exemption under the Act, the Purchaser may require an opinion of counsel satisfactory to the Purchaser that such transfer may be made pursuant to an applicable exemption under the Act. The Seller acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the Shares:

THESE SHARES HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE SHARES EVIDENCED BY THIS CERTIFICATE CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNTIL AFTER _____ (ONE YEAR AFTER COMPLETION OF THE TRANSACTION).

8. This Agreement shall be binding upon the personal representatives, successors and assignees of the Parties. This Agreement and any accompanying instruments and documents include the entire transaction between the Parties and there are no representations, warranties, covenants or conditions, except those specified herein or in accompanying instruments and documents.

9. All covenants, warranties and representations herein shall survive this Agreement and delivery of the Assets.

10. This Agreement constitutes an integration of the entire understanding and agreement of the Parties with respect to the matters referred to in this Agreement. Any representation, promise or condition, whether written or oral, among or between any of the Parties with respect to the matters referred to in this Agreement which is not specifically incorporated into this Agreement shall not be binding upon any of the Parties hereto and the Parties acknowledge that they have not relied, in entering into this Agreement, upon any representations, promises or conditions not specifically set forth in this Agreement. No prior oral or written understanding, covenant, or agreement between the Parties with respect to the matters in this Agreement shall survive the execution of this Agreement.

11. No supplement, modification, or amendment to this Agreement shall be binding unless executed in writing by all of the Parties. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a binding waiver. No waiver shall be binding unless executed in writing by the Parties making the waiver.

12. This Agreement shall be construed according to its fair meaning as if prepared by all Parties. This Agreement shall be construed as a severable and divisible contract. In the event that any portion of this Agreement is found to be unenforceable by a court, the remaining portions of this Agreement shall remain valid and enforceable.

13. Each Party has had the opportunity to, and has received, independent legal advice from counsel of his or its choice with respect to the advisability of executing, and with respect to the execution of, this Agreement.

14. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement as of the aforementioned date.





4 J'S ENTERPRISES                           WESTERN MEDIA GROUP CORPORATION


------------------------------              -----------------------------
Joseph Lagano                                 Konrad Kim, President


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MANUFACTURER        SERIAL #          PART NO      DESCRIPTION      QUANTITY   LABEL      CPU       MEMORY    HD       OS       PRE
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G01     PIII 700    256MB    10GB   win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G02     PIII 700    256MB    10GB   win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G03    PIII 1000    512MB    20GB   win2kserver
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G04     PIII450     128MB
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G05     PIII600     256MB    3x3GB  win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G06     PIII800     256MB    10GB   win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G07     PIII600     256MB    3x4GB  win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G08     PIII800     256MB
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G09     PIII600     128MB
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G10     PIII600     256MB    3x8GB  win2kserver
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G11     PIII800     256MB    10GB   win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G12     PIII600     512MB    3x8GB  win2kserver
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G13     PIII800     128MB    20GB   win2kpro
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G14      PII350      64MB
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G15      P 200       128    500 MB  NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G16      P 133        64    700 mb  NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G17       P II        64     2.0GB  NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G18       P I         64     4.1GB  NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G19      P 200        64    O-DRIVE NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G20     P II 233      64     4.3GB  NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G21     P II 233     192     4.3GB  NT 4.0Server
------------------------------------------------------------------------------------------------------------------------------------

   Generic                                             PC             1        G22      PII400     no-ram   3.4GB  NT 4.0WKS    G100
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G23       P200        96      9,6   win2kpro     G102
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G24      PII233      128      2,4   NT 4.0Server G103
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G25     PIII600      128     3X8GB  NT 4.0Server G104
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             1        G200     P 100         X       X       X         G101
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             2        G201  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             3        G202  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             4        G203  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             5        G204  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             6        G205  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             7        G206  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             8        G207  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             9        G208  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             10       G209  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             11       G210  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             12       G211  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             13       G212  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             14       G213  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             15       G214  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             16       G215  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             17       G216  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             18       G217  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             19       G218  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             20       G219  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------
   Generic                                             PC             21       G220  P 100 to 133     X       X       X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Compaq        6021DV96K475                          PC             1        G20   Celeron II 500  64MB           win98se
------------------------------------------------------------------------------------------------------------------------------------
   Compaq        6021DV96k496                          PC             1        G21   Celeron II 500  64MB           win98se
------------------------------------------------------------------------------------------------------------------------------------
   Compaq        6021DV96k459                          PC             1        G22   Celeron II 500  64MB           win98se
------------------------------------------------------------------------------------------------------------------------------------
   Compaq        6021DV96k501                          PC             1        G23   Celeron II 500  64MB           win98se
------------------------------------------------------------------------------------------------------------------------------------
   Compaq
------------------------------------------------------------------------------------------------------------------------------------
   Belkin        FCNB229635QC                 KVM Omniview
                                                6port AT                     WWH093
------------------------------------------------------------------------------------------------------------------------------------
   Belkin        FBNB086237QD                 KVM Omniview
                                                6port AT                     WWH095
------------------------------------------------------------------------------------------------------------------------------------
   Belkin        FBPC120525QS                 KVM Omniview
                                                4port ps2                    WWH092
------------------------------------------------------------------------------------------------------------------------------------
   Belkin        FBPC120526QB                 KVM Omniview
                                                4port ps2                    BOX02
------------------------------------------------------------------------------------------------------------------------------------
   Belkin        DCOA173145QB                 KVM Omniview
                                                4port ps2                    WWH091
------------------------------------------------------------------------------------------------------------------------------------
   3COM          7YDB028974                   Superstack II switch           HUBC
                                               3000/16 port 10/100
------------------------------------------------------------------------------------------------------------------------------------
   Ascend        6320103                      Pipeline Frame Relay
------------------------------------------------------------------------------------------------------------------------------------
   Ascend        7345148                      Pipeline ISDN
------------------------------------------------------------------------------------------------------------------------------------
   Ascend        5180476                      Pipeline Frame Relay
------------------------------------------------------------------------------------------------------------------------------------
   Ascend        7415606                      Pipeline Frame Relay
------------------------------------------------------------------------------------------------------------------------------------
   APC           NS0005260358      SU620NET   Smart UPS 620                  hh004
------------------------------------------------------------------------------------------------------------------------------------
   APC                                        Smart UPS 450                  WWH039
------------------------------------------------------------------------------------------------------------------------------------
   APC           96026784739                  Smart UPS 280                  WWH0107
------------------------------------------------------------------------------------------------------------------------------------
   Larscom       410481                       Access T45 DS3                 WWH078
                                                Network Service
                                                Unit
------------------------------------------------------------------------------------------------------------------------------------
   Larscom       410544                       Access T45 DS3                 WWH079
                                                Network Service
                                                Unit
------------------------------------------------------------------------------------------------------------------------------------
   Belkin        DCOA168434QJ                 KVM Omniview                   WWH094
                                                4port ps2
------------------------------------------------------------------------------------------------------------------------------------
   ADC Kentrox   00672984                     D-Serv DSU/CSU                 WWH072
------------------------------------------------------------------------------------------------------------------------------------
   ADC Kentrox   0071647                      D-Serv DSU/CSU                 WWH073
------------------------------------------------------------------------------------------------------------------------------------
   ADC Kentrox   00659664                     D-Serv DSU/CSU
------------------------------------------------------------------------------------------------------------------------------------
   Cisco         800-04959-03                 2600                           WWH076
                                                                              RTR7
------------------------------------------------------------------------------------------------------------------------------------
   Cisco         25729741                     CiscoPro Access                WWH069
                                                Solutions                     RTR3
------------------------------------------------------------------------------------------------------------------------------------
   Cisco         25008626                     CiscoPro Access                WWH070
                                                Solutions                     RTR2
------------------------------------------------------------------------------------------------------------------------------------
   3COM          6KZA041461                   Superstack II Hub              hh010
                                                16 port 100TX
------------------------------------------------------------------------------------------------------------------------------------
   NEC           0430795YA                    AccuSync70 17"
                                                Monitor
------------------------------------------------------------------------------------------------------------------------------------
   NEC           0430795YA                    AccuSync70 17"
                                                Monitor
------------------------------------------------------------------------------------------------------------------------------------
   Digiview      2FU15C02448                  15" Monitor
-------------------------------------------------------------------------------------------------------------------------------
   Digiview      2FUE6502788                  15" Monitor
------------------------------------------------------------------------------------------------------------------------------------
   Sceptre       005FAKA2000099               17" Monitor                    WWH052
------------------------------------------------------------------------------------------------------------------------------------
   SynOptics     2894016                      LattisHub 2813 10MB
                                                Managed Hub
------------------------------------------------------------------------------------------------------------------------------------
   SynOptics     2762516                      LattisHub 2813 10MB
                                                Managed Hub
------------------------------------------------------------------------------------------------------------------------------------
   SynOptics     3098148                      LattisHub 2813 10MB
                                                Managed Hub
------------------------------------------------------------------------------------------------------------------------------------
   SynOptics     31471774                     LattisHub 2813 10MB
                                                Managed Hub
------------------------------------------------------------------------------------------------------------------------------------
   Ortronics                                  24 port Cat5                   WWH068
                                                Punchdown panel
------------------------------------------------------------------------------------------------------------------------------------
   Lucent                          1100CAT5PS 48 port Cat5
                                                Punchdown panel
------------------------------------------------------------------------------------------------------------------------------------
   HP            5G91060120        J3265A     JetDirect500x                  WWH0114
------------------------------------------------------------------------------------------------------------------------------------
                                              7 foot racks           3
------------------------------------------------------------------------------------------------------------------------------------
   Northern                                   Stand Alone
    Telecom                        NTBX80AA     NT1 NTBX80           24
------------------------------------------------------------------------------------------------------------------------------------
   Northern                                   Stand Alone
    Telecom                        NTBX81AA     NT1 Power             9
                                                Supply NTBX81
------------------------------------------------------------------------------------------------------------------------------------
   Compaq                       160782-001    ISA token ring          1
----------------------------------------------                               -------------------------------------------------------
   Compaq                       Token Ring    Token Ring Kit          5
                                 16TR
                                 Controller
----------------------------------------------                               -------------------------------------------------------
   MOD-TAP                      27.2f.246.
                                  b001g                               1
------------------------------------------------------------------------------------------------------------------------------------

   MOD-TAP                         36.B040G   MOD-TAP 100 Pair Block  2
                                                with Mounting Legs
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                         36.B029G   MOD-TAP 100 Pair Block  3
                                                with Mounting Legs
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                         36.B028G   MOD-TAP 100 Pair Block  2
                                                with Mounting Legs
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                         36.B024G   MOD-TAP 100 Pair Block  2
                                                with Mounting Legs
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                         36.B022G   MOD-TAP 100 Pair Block  1
                                                with Mounting Legs
------------------------------------------------------------------------------------------------------------------------------------
   Apple
    service                        661-0805   Fuser assembly 110/115  1
------------------------------------------------------------------------------------------------------------------------------------
   Apple
    service                        661-0370   Power Supply            1
------------------------------------------------------------------------------------------------------------------------------------
   Digital
    Equipment                   Printer       Cleaning unit
    Corp.                        Server         Kit Guide             5
                                 20/32          Printer
------------------------------------------------------------------------------------------------------------------------------------
   Compaq        4a03cw9blb6w   348757 - b21  64 bit 2 channel        1
                                                UltraSCSI All
------------------------------------------------------------------------------------------------------------------------------------
   Dell                            OSDPE      Strain Relief
                                                Assembly              1
------------------------------------------------------------------------------------------------------------------------------------
   Apple
    service                        661-0397   High Res RGB Monitor    1
                                                Power Supply
------------------------------------------------------------------------------------------------------------------------------------
   Apple
    service                        661-0370   MAC SE Power Supply     1
------------------------------------------------------------------------------------------------------------------------------------
   Apple
    service                        661-0426   DC Controller           1
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                         17-5234-0  Uni-Fit Wall Jack      25
------------------------------------------------------------------------------------------------------------------------------------
   Computer                     Ship It
    Associates                   Version 2.0     Software            17
-----------------               ----------------------------------------------------------------------------------------------------
   Apple Service                   661-6140   MAC Power Supply        1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0653   MAC VIDEO card          1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0334   Main Logic Board        1
                                                Apple II GS
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0672   MAC Classic II          1
                                                2MB MLB
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0727   Logic Board MAC         1
                                                Quadra 950
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0727   2M Logic Board          1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-1650   Main DEF BD,            1
                                                MAC CLR DISP
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0398   High Res RGB Monitor    1
                                                Color VID Bd
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0399   High Res RGB Monitor    2
                                                Main Lgc Bd
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-1634   Main Deflection Board   1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   590-0673   Signal Cable            1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0618   Main Deflection         2
                                               BSD 12" RGB Display
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0462   MAC 10v power supply    2
                                                platinum
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0712   Keyboard Powerbook      1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0452   video bd 2-pg mono
                                                monitor               1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0729   Mac LC/4MB MLB          1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0455   Power supply Apple      1
                                                IIE
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0336   Memory Exp. Card        1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   076-0567   External Battery        1
                                                recharger PWRBK
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   630-6272   Flex cable assembly     2
------------------------------------------------------------------------------------------------------------------------------------
   Lucent                       DDM-2000 OC3  OC3 Multiplexer         1
------------------------------------------------------------------------------------------------------------------------------------
   Lucent                       DDM-2000 OC12 OC12 Multiplexer        1
------------------------------------------------------------------------------------------------------------------------------------
   Lucent                       Wp 92311-L6   Fan Shelf
------------------------------------------------------------------------------------------------------------------------------------
   Lucent                          J85500R-1  _48V CPS4000/CPS4000    1
                                                PLUS Cabinet Power
                                                System
------------------------------------------------------------------------------------------------------------------------------------
   Epson                           800        Scanner                 1
------------------------------------------------------------------------------------------------------------------------------------
   HP                           Scan Jet II
                                  CX          Scanner                 1
------------------------------------------------------------------------------------------------------------------------------------
   Brothers                     Intelli Fax
                                  610         Fax Machine             1
------------------------------------------------------------------------------------------------------------------------------------
                                              assorted proprietary   n/a
                                                software
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   076-0311   Fan Upgrade Kit MAC     6
                                                SE
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   815-1240   Battery Cover for       1
                                                Power Book
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0161   pcb, logic, clr,        1
                                                 stylewriter
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0598   MAC Classic Memory
                                                EXP BD                1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-1298   HAD 1gb 2.54 SCSI       1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   661-0629   PCB Main Logic Board    1
------------------------------------------------------------------------------------------------------------------------------------
   Apple Service                   650-0103   Disk II analog card     1
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                      17.2b.017.
                                 b0012        Wall Jack 2 port      126
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                             x      Wall Jack Module        8
                                                surface Blocks
------------------------------------------------------------------------------------------------------------------------------------
   AMP                                 x      CAT 5 to SERIAL port   23
------------------------------------------------------------------------------------------------------------------------------------
   Amphenor                     117da 15P 4g  Dual com port          50
                                  412 40
------------------------------------------------------------------------------------------------------------------------------------
   Dell                                      Servers                  4
------------------------------------------------------------------------------------------------------------------------------------
   MOD-TAP                         15-101-1  Wall jack covers         8
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